UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005

SONOCO PRODUCTS COMPANY

Commission File No. 0-516

Incorporated under the laws of South Carolina	I.R.S. Employer Identification No. 57-0248420

One North Second Street
Post Office Box 160
Hartsville, South Carolina 29551-0160
Telephone: 843-383-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
     Item 2.02      Results of Operations and Financial Condition.

On February 2, 2005, Sonoco Products Company issued a news release reporting the financial results of the Company for the quarter and twelve months ended December 31, 2004. A copy of that release is attached as an exhibit hereto.

Section 9 – Financial Statements and Exhibits
     Item 9.01      Financial Statements and Exhibits.

     (c)      Exhibit 99 — Registrant’s 2004 Fourth Quarter Earnings Release

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: February 2, 2005	By:	/s/ C.J. Hupfer

C.J. Hupfer
Vice President and Chief Financial Officer

EXHIBIT INDEX

99      Registrant’s 2004 Fourth Quarter Earnings Release